Stock Option Award Agreement This AGREEMENT between Knowles Corporation, a Delaware corporation (the “Company”), and [Employee Name] (the “Grantee”) is made as of [Grant Date] (the “Grant Date”), subject to the Grantee’s acceptance of this Agreement in accordance with Section 12 hereof. WHEREAS, the Company has adopted the Knowles Corporation 2018 Equity and Cash Incentive Plan (as amended from time to time, the "Plan") in order to, among other things, motivate employees of the Company and its Affiliates to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee a Stock Option (the “Stock Option”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Stock Option Award. The Company hereby grants to Grantee the Stock Option (the “Award”) with respect to the Company’s common stock, par value $0.01 per share (“Common Stock”), as indicated on Grantee’s Award Statement and subject to the terms of this Agreement and Grantee’s execution or electronic acceptance of this Agreement. The Stock Option is subject to earlier termination as provided in this Agreement, for example, upon termination of employment prior to the expiration date set forth in the Award Statement (the “Expiration Date”). It is Grantee’s responsibility to keep track of the Stock Option and to ensure that Grantee exercises the Stock Option before it expires. The Company is not responsible for reminding or notifying Grantee that the Stock Option is nearing its Expiration Date. Number of Shares Subject to Stock Option: [Number] Exercise Price Per Share: $[_____] This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions and meanings as set forth in the Plan. 2. Vesting of Stock Option. Grantee shall vest in the Stock Option, and the Stock Option shall become exercisable, per the dates on the Award Statement (each, a “Vesting Date”). Grantee must remain actively employed with the Company or an eligible Affiliate through the applicable Vesting Date in order for the Stock Option to vest and become exercisable. Except as provided for herein, in the event that Grantee’s employment terminates prior to a Vesting Date, the unvested portion of the Stock Option as of such Vesting Date shall be forfeited. 3. Exercise of Stock Option. Subject to applicable law in Grantee’s country of residence, Grantee may exercise the Stock Option, including any portion thereof, using any of the methods set forth in Sections 2.1(c) and 5.6 of the Plan with

Page 2 respect to the payment of the Exercise Price and withholding taxes, including cashless exercise procedures whereby the Company’s authorized broker will advance the cash needed to exercise the Stock Option and Grantee instructs the Company’s authorized broker to sell all or a portion of the shares acquired upon exercise of the Stock Option, with the Company’s authorized broker remitting to Grantee the proceeds of the sale, less the Exercise Price, applicable taxes, and commissions. Grantee must first establish an account with the Company’s authorized broker to use the cashless exercise procedure described above. 4. Forfeiture of Award. 4.1 Termination of Employment. If the Grantee’s employment terminates for Cause, then the Stock Option, whether vested or unvested, shall be cancelled and Grantee shall have no further rights to exercise the Stock Option and all of Grantee’s rights under and with respect to the Stock Option shall terminate as of such termination of employment. Except as contemplated in Section 6.9(a) of the Plan, if Grantee’s employment is terminated voluntarily by Grantee or by the Company for reasons other than as set forth herein, then the Grantee shall have the right at any time on or before the earlier of (i) the Expiration Date and (ii) three (3) months following the effective date of such termination of employment, to exercise, and acquire shares under, the Stock Option but only to the extent the Stock Option was exercisable at the time of such termination of employment. 4.1(a) Disability or Death. If the Grantee’s employment terminates due to death or Disability, the Stock Option shall become immediately exercisable and Grantee or Grantee’s beneficiary, as the case may be, shall have the right, on or before the earlier of (i) the Expiration Date and (ii) 60 months following the date of such termination due to death or Disability, to exercise the Stock Option. 4.1(b) Retirement. If the Grantee’s employment terminates as a result of Retirement, subject to the conditions set forth in Section 7, the Stock Option shall continue to vest in accordance with the vesting schedule set forth on the Award Statement until the 60-month anniversary of the Retirement, with any portion of the Stock Option not vesting as of such 60-month anniversary, forfeited by Grantee and Grantee shall have the right, on or before the earlier of (i) the Expiration Date and (ii) 60 months following the date of Grantee’s Retirement, to exercise the vested portion of the Stock Option. 4.1(c) Change in Control. If the Grantee’s employment terminates as a result of and within 18 months following a Change in Control as provided in Section 6.9(a) of the Plan, then the Stock Option shall immediately vest and become exercisable, based on the change in control vesting provisions set forth in the Plan and Grantee shall have the right, on or before the earlier of (i) the Expiration Date and (ii) 12- months following such termination of employment to exercise the Stock Option. If a Change in Control occurs as provided in Section 6.9(b) of the Plan where the Stock Option is not effectively assumed, then the Stock Option shall immediately vest and become exercisable following such Change in Control and shall remain exercisable until the Expiration Date or, if applicable, the earlier date specified in this Section 4.1 for a termination of employment. 4.1(d) Definitions. “Disability” or “Disabled” shall mean the permanent and total disability of the Grantee within the meaning of Section 22(e)(3) of the Code. The determination of Disability shall be made by the Committee in its sole discretion. “Retirement” shall mean (i) the termination of Grantee’s employment, other than for Cause, with the Company and its Affiliates if, at the time of such termination of employment, the Grantee has attained at least age 62 and completed at least five (5) years of service with the Company and its Affiliates (including service with Dover Corporation and its affiliates prior to the Company’s Spin-Off from Dover Corporation), and (ii) the Grantee complies with the non-competition restrictions set forth below. 4.2 Misconduct. If prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the

Page 3 Company or any of its Affiliates, (ii) breached any contract with, violated any policy of the Company or any of its Affiliates (including, without limitation, the Company’s Insider Trading and Confidentiality Policy and Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time), or violated any fiduciary obligation to the Company or any of its Affiliates, or (iii) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of the Grantee’s employment with, or status as a director to, the Company or any of its Affiliates (each of (i), (ii) and (iii) shall be considered “Cause” under the Plan), unless such misconduct or violation is waived in writing by the Committee or the General Counsel of the Company, the Stock Option shall be cancelled and no further rights to exercise the Stock Option and all of Grantee’s rights under and with respect to the Stock Option shall terminate and the Grantee shall not be entitled to receive any shares of Common Stock under Section 3 or otherwise under this Agreement. (A copy of the current version of the Company’s Anti- hedging and Anti-pledging Policy is available on the Company’s third-party stock plan administrator’s website and a copy of the Company’s Insider Trading and Confidentiality Policy is available from the Office of the General Counsel.) By accepting this Agreement, Grantee acknowledges his/her understanding that nothing contained in this Agreement limits Grantee’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Grantee further understands that this Agreement does not limit Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit Grantee’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 5. Restrictions on Transfer. Neither the Award, this Agreement nor the shares of Common Stock subject to this Agreement may be sold, transferred, otherwise disposed of, pledged or otherwise hypothecated; provided that the shares shall be transferrable, subject to the terms of the Plan and applicable law, following the exercise of the Stock Option with respect to such shares and the issuance of Common Stock. 6. Non-US Employees. For Non-US Employees and employees who transfer employment outside of the United States during the term of the Stock Option, the Stock Option award is subject to the conditions of the attached Addendum for Non-US Employees. 7. Non-Competition. The enhanced benefits of Retirement provided to Grantee hereunder shall be subject to the provisions set forth herein. If Grantee terminates due to Retirement, Grantee shall be deemed to have expressly agreed not to engage, directly or indirectly in any capacity, in any business in which the Company or any Affiliate at which Grantee was employed at any time in the three (3) years immediately prior to termination of employment was engaged, as the case may be, in the geographic area in which the Company or such Affiliate actively carried on business at the end of Grantee’s employment there, for the additional period allowed for the vesting and exercise of your Stock Option under this Agreement. In the event that Grantee fails to comply with the non-compete provisions set forth herein, Grantee shall forfeit the enhanced benefits realized upon a termination due to Retirement referred to above and shall return to the Company the economic value theretofore realized by reason of such benefits, as determined by the Committee. If the non- compete provisions of this Award shall be unenforceable, the Committee may rescind the benefits of Retirement set forth above. 8. Limitation of Rights. Until the exercise of, and issuance of shares subject to, the Stock Option, the Grantee shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to the Stock Option or shares of Common Stock which may be issued pursuant to this Award. 9. IRS Section 422. The Stock Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

Page 4 10. Clawback. Grantee acknowledges that this Award is subject to the Company’s Clawback Policy, as in effect on the date of this Agreement. (A copy of the current version of the Company’s Clawback Policy is available on the Company’s third-party stock plan administrator’s website.) 11. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Company’s third party stock plan administrator’s website.) 12. Acceptance. The Stock Option granted to the Grantee pursuant to the Award shall be subject to the Grantee’s acceptance of this Agreement. Grantee is required to accept this Award either: (a) electronically within his/her stock plan account with the Company’s stock plan administrator according to the procedures then in effect; or (b) by returning an executed counterpart of this Agreement to the Company. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 13. No Right to Continued Employment or Service. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Affiliates to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any of its Affiliates or continuance of service as a Board member. 14. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of Grantee where such amendment would materially impair Grantee’s rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. 15. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 16. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles. 17. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors. 18. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes. 19. Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award. 20. Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. 21. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. KNOWLES CORPORATION

Page 5 By: GRANTEE __________________________________________________ Signature